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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 2, 2003.

                      Circuit City Credit Card Master Trust
                    ------------------------------------------

    United States                   000-26172                   58-1897792
--------------------          --------------------         --------------------
  (State or other                  (Commission                 (IRS Employer
  jurisdiction of                   File No.)               Identification No.)
  incorporation)

   225 Chastain Meadows Court
       Kennesaw, Georgia                                30144
-------------------------------                       ---------
(Address of principal executive                       (Zip Code)
           offices)

Registrant's telephone number, including area code: 770-423-7900

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On April 25, 2003, the Circuit City Credit Card Master Trust issued its Class A Floating Rate Asset Backed Certificates, Series 2003-2, and its Class B Floating Rate Asset Backed Certificates, Series 2003-2.

Item 6.           Not Applicable.

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Item 7.           Exhibits.

                  The following are filed as Exhibits to this Report under
                  Exhibit 1.

                  Exhibit 1.1. Class A Underwriting Agreement (Standard Terms) dated April 16, 2003 among Tyler International Funding, Inc., Banc of America Securities LLC, as a Representative of the several Underwriters, and Wachovia Securities, Inc., as a Representative of the several Underwriters.

                  Exhibit 1.2. Class A Terms Agreement dated April 16, 2003 among Tyler International Funding, Inc., Banc of America Securities LLC, as a Representative of the several Underwriters named therein, and Wachovia Securities, Inc., as a Representative of the several Underwriters named therein.

                  Exhibit 1.3. Class B Underwriting Agreement (Standard Terms) dated April 16, 2003 among Tyler International Funding, Inc., Banc of America Securities LLC, as a Representative of the several Underwriters, and Wachovia Securities, Inc., as a Representative of the several Underwriters.

                  Exhibit 1.4. Class B Terms Agreement dated April 17, 2003 among Tyler International Funding, Inc., Banc of America Securities LLC, as a Representative of the several Underwriters named therein, and Wachovia Securities, Inc., as a Representative of the several Underwriters named therein.

                  The following is filed as an Exhibit to this Report under
                  Exhibit 4.

                  Exhibit 4.1. Series 2003-2 Supplement dated April 25, 2003 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas, as Trustee.

Item 8.           Not Applicable.

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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Circuit City Credit Card Master Trust

                                   By:          FIRST NORTH AMERICAN NATIONAL
                                                BANK,
                                                as Servicer


                                   By:/s/ Philip J. Dunn
                                   Name:  Philip J. Dunn
                                   Title: Vice President

Date: May 2, 2003

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                                  EXHIBIT INDEX

Exhibit                          Description
-------                          -----------

1.1 Class A Underwriting Agreement (Standard Terms) dated April 16, 2003 among Tyler International Funding, Inc., Banc of America Securities LLC, as a Representative of the several Underwriters, and Wachovia Securities, Inc., as a Representative of the several Underwriters.

1.2 Class A Terms Agreement dated April 16, 2003 among Tyler International Funding, Inc., Banc of America Securities LLC, as a Representative of the several Underwriters named therein, and Wachovia Securities, Inc., as a Representative of the several Underwriters named therein.

1.3 Class B Underwriting Agreement (Standard Terms) dated April 16, 2003 among Tyler International Funding, Inc., Banc of America Securities LLC, as a Representative of the several Underwriters, and Wachovia Securities, Inc., as a Representative of the several Underwriters.

1.4 Class B Terms Agreement dated April 17, 2003 among Tyler International Funding, Inc., Banc of America Securities LLC, as a Representative of the several Underwriters named therein, and Wachovia Securities, Inc., as a Representative of the several Underwriters named therein.

4.1 Series 2003-2 Supplement dated April 25, 2003 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas, as Trustee.